Exhibit 99.2

Member FDIC. © 2024 United Community Bank | ucbi.com 1Q24 Investor Presentation April 24, 2024

Disclosures 2 CAUTIONARY STATEMENT This Investor Presentation contains “forward - looking statements” within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . In general, forward - looking statements usually may be identified through use of words such as “may,” “believe,” “expect,” “anticipate,” “intend,” “will,” “should,” “plan,” “estimate,” “predict,” “continue” and “potential” or the negative of these terms or other comparable terminology, and include statements related to the strength of our pipelines and their ability to support business growth across our markets and our belief that our high - quality balance sheet and business mix will support strong performance regardless of future economic conditions . Forward - looking statements are not historical facts and represent management’s beliefs, based upon information available at the time the statements are made, with regard to the matters addressed; they are not guarantees of future performance . Actual results may prove to be materially different from the results expressed or implied by the forward - looking statements . Forward - looking statements are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results or financial condition to differ materially from those expressed in or implied by such statements . Factors that could cause or contribute to such differences include, but are not limited to (1) the risk that the cost savings and any revenue synergies from acquisitions may not be realized or take longer than anticipated to be realized, (2) disruption of customer, supplier, employee or other business partner relationships as a result of these acquisitions, (3) reputational risk and the reaction of each of the companies’ customers, suppliers, employees or other business partners to these acquisitions, (4) the risks relating to the integration of acquired banks’ operations into the operations of United, including the risk that such integration will be materially delayed or will be more costly or difficult than expected, (5) the risks associated with United’s pursuit of future acquisitions, (6) the risk associated with expansion into new geographic or product markets, and (7) general competitive, economic, political, regulatory and market conditions . Further information regarding additional factors which could affect the forward - looking statements contained in this press release can be found in the cautionary language included under the headings “Cautionary Note Regarding Forward - Looking Statements” and “Risk Factors” in United’s Annual Report on Form 10 - K for the year ended December 31 , 2023 , and other documents subsequently filed by United with the United States Securities and Exchange Commission (“SEC”) . Many of these factors are beyond United’s ability to control or predict . If one or more events related to these or other risks or uncertainties materialize, or if the underlying assumptions prove to be incorrect, actual results may differ materially from the forward - looking statements . Accordingly, shareholders and investors should not place undue reliance on any such forward - looking statements . Any forward - looking statement speaks only as of the date of this communication, and United undertakes no obligation to update or revise any forward - looking statements, whether as a result of new information, future events or otherwise, except as required by law . New risks and uncertainties may emerge from time to time, and it is not possible for United to predict their occurrence or how they will affect United . United qualifies all forward - looking statements by these cautionary statements .

Disclosures 3 NON - GAAP MEASURES This Investor Presentation includes financial information determined by methods other than in accordance with generally accepted accounting principles (“GAAP”) . This financial information includes certain operating performance measures, which exclude merger - related and other charges that are not considered part of recurring operations . Such measures include : “Earnings per share – operating,” “Diluted earnings per share – operating,” “Tangible book value per share,” “Return on common equity – operating,” “Return on tangible common equity – operating,” “Return on assets – operating,” “Return on assets – pre - tax pre - provision, excluding merger - related and other charges,” “Efficiency ratio – operating,” “Noninterest income – operating,” “Expenses – operating,” and “Tangible common equity to tangible assets . ” Management has included these non - GAAP measures because it believes these measures may provide useful supplemental information for evaluating United’s underlying performance trends . Further, management uses these measures in managing and evaluating United’s business and intends to refer to them in discussions about United’s operations and performance . Operating performance measures should be viewed in addition to, and not as an alternative to or substitute for, measures determined in accordance with GAAP, and are not necessarily comparable to non - GAAP measures that may be presented by other companies . To the extent applicable, reconciliations of these non - GAAP measures to the most directly comparable GAAP measures can be found in the ‘Non - GAAP Reconciliation Tables’ included in the exhibits to this Presentation .

$27.4 BILLION IN TOTAL ASSETS United Community Banks, Inc. $23.3 BILLION IN TOTAL DEPOSITS Note: See Glossary located at the end of this presentation for reference on certain acronyms 205 BANKING OFFICES ACROSS THE SOUTHEAST Ten - time winner of the J.D. Power award that ranked us #1 IN CUSTOMER SATISFACTION with Consumer Banking in the Southeast in 2023 AMERICA’S MOST TRUSTWORTHY COMPANIES in 2023 and #2 in the banking industry - Newsweek $0.23 QUARTERLY DIVIDEND WORLD’S BEST BANKS in 2023 for four of the last five years – Forbes $5.7 BILLION IN AUA 12.8% TIER 1 RBC BEST BANKS TO WORK FOR in 2023 for the seventh consecutive year – American Banker 4 Premier Southeast Regional Bank – Committed to Service Since 1950 x Metro - focused branch network with locations in the fastest - growing MSAs in the Southeast x 196 branches, 9 LPOs, and 3 MLOs across six Southeast states; Top 10 deposit market share in GA and SC Extended Navitas and SBA Markets $18.4 BILLION IN TOTAL LOANS AMERICA’S BEST BANKS in 2023 for the ninth consecutive year – Forbes x Navitas subsidiary is a technology - enabled, small - ticket, essential - use commercial equipment financing provider x SBA business has both in - footprint and national business (4 specific verticals) UCBI Banking Offices Regional Full - Service Branch Network National Navitas and SBA Markets Company Overview

1.2% Annualized 1Q EOP loan growth $0.52 $0.11 $0.51 $0.58 $0.53 $0.52 1Q23 4Q23 1Q24 Diluted Earnings Per Share GAAP Operating 4.8% Annualized 1Q EOP deposit growth, excluding brokered deposits and public funds $25.76 $26.52 $26.83 $17.59 $18.39 $18.71 1Q23 4Q23 1Q24 Book Value Per Share GAAP Tangible 7.14% Return on common equity – GAAP 10.68% Return on tangible common equity – operating (1) Other 1Q notable items: $ 1.4 mm MSR write - up 0.93% Return on average assets – operating (1) 1.40% PTPP return on average assets – operating (1) 2.32% Cost of deposits 27% DDA / Total Deposits $0.51 Diluted earnings per share – GAAP $0.52 Diluted earnings per share – operating (1) 0.90% Return on average assets – GAAP 1Q24 Highlights (1) See non - GAAP reconciliation table slides in the exhibits to this Presentation for a reconciliation of operating performance measures to GAAP performance 0.95% 0.18% 0.90% 1.06% 0.92% 0.93% 1Q23 4Q23 1Q24 Return on Average Assets GAAP Operating 1.58% 0.35% 1.36% 1.71% 1.33% 1.40% 1Q23 4Q23 1Q24 PTPP Return on Average Assets PTPP Operating PTPP 5 60.5% Efficiency ratio – GAAP 59.2% Efficiency ratio – operating (1) (1) (1) (1) (1)

Outstanding Deposit Franchise Cumulative Total Deposit Beta of 44% through 1Q24 6 Strong Customer Deposit Growth x Customer deposits were up $10 million in 1Q24 despite seasonal declines in public funds accounts x Excluding brokered deposits and public funds, total deposits were up $238 million or 4.8% annualized from 4Q23 0.07% 3.65% 4.52% 4.99% 5.26% 5.25% 5.25% 0.06% 0.49% 1.10% 1.64% 2.03% 2.24% 2.32% 4Q21 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 Fed Target Average UCBI Cost of Deposits 1Q24 Change in Customer Deposits $23,157 $23,147 4Q23 Total Customer Deposits Noninterest- bearing NOW Savings MMA Time 1Q24 Total Customer Deposits ($125) ($100) ($25) $314 ($54) $ in millions Competitive Market Pricing Drove Funding Costs Higher x 44% cumulative deposit beta since 4Q21, as cost of deposits moved to 2.32% from 2.24% in 4Q23 x DDA% moved to 27% of total deposits from 28% last quarter 1Q24 Public Funds Δ Noninterest - bearing NOW Savings MMA Time ($19.5) ($241.4) ($0.2) $26.1 $7.1

39% 11% 23% 1% 18% 5% 1% 2% 1Q24 Total Loans $18.4 billion Well - Diversified Loan Portfolio Quarter Highlights x Loans increased $56 million or 1.2% annualized x C&I includes Commercial & industrial, Owner occupied CRE and Equipment financing x Construction and CRE ratios as a percentage of total RBC were 76% and 213%, respectively x Top 25 relationships totaled $919 million or 5.0% of total loans x SNCs outstanding of $264 million or 1.4% of total loans x Project lending limit of $32 million x Conservative relationship lending limits driven by risk grades 7 1Q24 Loan Growth Attribution Manufactured Housing C&I Commercial Construction CRE Other Consumer Residential Mortgage Home Equity Residential Construction 18,375 $18,319 $41 $18 ( $3 ) 4Q23 Total Loans C&I CRE / Commercial Construction Mortgage / Consumer 1Q24 Total Loans $ in millions

x Substantial balance sheet liquidity and above - peer capital ratios x $5.9 billion securities portfolio offers significant near - and medium - term cash flow opportunities x FHLB borrowings remained at zero in 1Q24 7.9% 8.2% 8.2% 8.2% 8.4% 8.5% 7.7% 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 UCBI KRX Peer Median Loans / Deposits % Tangible Common Equity / Tangible Assets % Common Equity Tier 1 RBC %* 77% 78% 78% 80% 79% 79% 86% 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 UCBI KRX Peer Median 12.3% 12.1% 12.2% 12.2% 12.2% 12.4% 11.6% 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 UCBI KRX Peer Median Balance Sheet Strength – Liquidity and Capital 8 *1Q24 regulatory capital ratios are preliminary

Risk - Based Capital Ratios Tangible Book Value Per Share x 1Q24 regulatory risk - based capital ratios increased from 4Q23 and remained above peers x The leverage ratio increased 21 bps to 9.68%, as compared to 4Q23 x Quarterly dividend of $0.23 per share x Net unrealized securities losses in AOCI improved by $1.7 million to $247 million in 1Q24 x AFS securities portfolio of $3.4 billion with a 2.4 - year duration x TCE% of 8.49% increased 13 bps from 4Q23 12.3% 12.1% 12.2% 12.2% 12.2% 11.6% 12.4% 0.5% 0.5% 0.5% 0.5% 0.4% 0.5% 0.5% 2.0% 1.8% 1.9% 1.9% 1.9% 1.9% 1.8% 14.8% 14.4% 14.6% 14.5% 14.5% 13.9% 14.6% 4Q22 1Q23 2Q23 3Q23 4Q23 4Q23 KRX Peer Median 1Q24* CET1 Non-common Tier 1 Tier 2 Total Capital $18.71 $18.39 $0.51 ( $0.24 ) $0.02 $0.03 4Q23 TBV GAAP Earnings Dividends Change in AOCI Other 1Q24 TBV 9 *1Q24 regulatory capital ratios are preliminary

$211.5 $203.5 $199.1 3.61% 3.19% 3.20% 3.53% 3.11% 3.13% $100.0 $120.0 $140.0 $160.0 $180.0 $200.0 2.00% 2.50% 3.00% 3.50% 4.00% 1Q23 4Q23 1Q24 Net Interest Revenue Net Interest Margin Core Net Interest Margin 3.20% 3.19% 0.02% 0.00% ( 0.01% ) 4Q23 NIM Mix Change / Day Count Interest Rates Loan Accretion 1Q24 NIM Net Interest Revenue & Net Interest Margin 1Q24 Stabilized NIM x Net interest revenue decreased $4.3 million from 4Q23, as lower average interest - earning assets and a lower day count offset the effect of a higher margin x Core net interest margin of 3.13%, excluding purchased loan accretion x Purchased loan accretion totaled $4.6 million and contributed 7 bps to the margin, down 1 bp from 8 bps in 4Q23 x Approximately $6.8 billion, or 37% of total loans, are floating or reprice or mature within one year Net Interest Revenue / Margin (1) Yields & Costs 5.68% 5.85% 6.02% 6.15% 6.24% 3.61% 3.37% 3.24% 3.19% 3.20% 2.51% 2.63% 2.88% 2.91% 3.04% 1.89% 2.50% 2.94% 3.16% 3.23% 1Q23 2Q23 3Q23 4Q23 1Q24 Loan Yield NIM Securities Yield Cost of IBL (1) Net interest margin is calculated on a fully - taxable equivalent basis (2) Core net interest margin excludes purchased loan accretion (2) (1) 10 $ in millions

Noninterest Income - Operating

$ in millions



$30.2
$36.4
$32.0
$28.6
$37.2
$9.4
$1.9
$5.7
$4.5
$8.7
$12.1
$2.3
$5.6
$6.6
$9.8
$6.3
$2.7
$6.5
$6.2
$10.3
$8.8
$2.2
$6.0
$2.0
$9.6
$12.6
$1.5
$6.3
$7.5
$9.3
1Q23
2Q23
3Q23
4Q23(1)
1Q24(1)
Service Charges
Mortgage
Brokerage / Wealth Mgmt
Loan sale gains
Other

Linked Quarter

- ✓ Noninterest income was up $62.7 million to $39.6 million, primarily due to the absence of the $51.7 million loss from the bond portfolio restructuring transaction in 4Q23
- ✓ On an operating basis, noninterest income increased $8.6 million from 4Q23 to $37.2 million
  - Of the $5.6 million mortgage fee increase, $3.8 million came from a positive swing in the MSR mark, with the remaining increase attributable to higher locks and a greater proportion of saleable product
  - $700,000 decrease in gains on SBA and Navitas loan sales, which was driven by lower SBA loans sold offset by a higher gain on sale percentage

Year-over-Year

- ✓ Non-interest income was up $9.4 million from 1Q24, up $7.0 million on an operating basis
  - Mortgage fees were up $3.0 million with $1.7 million of the increase due to a favorable mark on the MSR asset
    - Mortgage rate locks of $260 million in 1Q24 compared to $335 million in 1Q23

(1) See non-GAAP reconciliation table slides in the exhibits to this Presentation for a reconciliation of operating performance measures to GAAP performance

11

$139.8 $132.4 $144.5 $154.6 $145.0 $131.2 $128.8 $135.3 $138.8 $140.4 1Q23 2Q23 3Q23 4Q23 1Q24 GAAP Operating Noninterest Expense x The GAAP efficiency ratio decreased compared to last quarter mostly due to lower merger - related and other charges and lower FDIC deposit insurance charges x On an operating basis, the efficiency ratio decreased 40 bps mostly due to higher noninterest income Efficiency Ratio % Noninterest Expense $ 57.2% 55.7% 61.3% 66.3% 60.5% 53.7% 54.2% 57.4% 59.6% 59.2% 63.4% 1Q23 2Q23 3Q23 4Q23 1Q24 GAAP Operating KRX Peer Median x Noninterest expense decreased $9.6 million compared to the fourth quarter mostly due to a smaller FDIC special assessment x Noninterest expense - operating increased by $1.6 million, or 1.2%, quarter - over - quarter mostly driven by lower deferred loan origination costs, higher equity compensation expense and FICA taxes 12 (1) See non - GAAP reconciliation table slides in the exhibits to this Presentation for a reconciliation of operating performance meas ures to GAAP performance (1) $ in millions

x 1Q24 net charge - offs of $12.9 million or 0.28% of average loans annualized x Nonperforming assets increased $14.4 million during the quarter and were 0.58% of total loans, an increase of 7 bps from 4Q23 x Past due loans decreased $1.8 million during the quarter and were 0.28% of total loans, a decrease of 1 bp from 4Q23 x Higher risk loans, defined as special mention plus substandard accruing, increased 0.20% from 4Q23 to 2.9% but were down 1 bp YOY Credit Quality Net Charge - Offs as % of Average Loans Nonperforming Assets & Past Due Loans as a % of Total Loans 0.55% 0.29% 0.43% 0.60% 0.50% 0.51% 0.58% 0.18% 0.06% 0.18% 0.31% 0.18% 0.21% 0.29% 0.28% 2020 2021 2022 1Q23 2Q23 3Q23 4Q23 1Q24 NPAs (%) Past Dues (%) 2.6% 2.6% 1.6% 1.4% 1.2% 1.4% 1.1% 1.6% 1.5% 1.4% 1.3% 1.6% 1.5% 1.5% 1.6% 1.3% 2020 2021 2022 1Q23 2Q23 3Q23 4Q23 1Q24 Special Mention (%) Substandard Accruing(%) Special Mention & Substandard Accruing Loans as a % of Total Loans 13 0.17% 0.00% 0.07% 0.17% 0.20% 0.59% 0.22% 0.28% 0.12% - 0.03% 0.04% 0.10% 0.15% 0.49% 0.05% 0.16% 2020 2021 2022 1Q23 2Q23 3Q23 4Q23 1Q24 UCBI UCBI Excl. Navitas 0.28%

Allowance for Credit Losses Allowance for Credit Losses (ACL) Walk - Forward Allowance for Credit Losses (ACL) Note: ACL includes the reserve for unfunded commitments x The 1Q24 reserve was flat from 4Q23 x Reserve for unfunded commitments decreased $2.9 million from 4Q23 due to lower commercial and residential construction commitments x ACL levels remain at 1.22% of loans, up from 1.16% in 1Q23 $198 $212 $220 $224 $224 1.16% 1.22% 1.21% 1.22% 1.22% 0.65% 0.75% 0.85% 0.95% 1.05% 1.15% 1.25% 1.35% 1.45% 1.55% $30 $50 $70 $90 $110 $130 $150 $170 $190 $210 1Q23 2Q23 3Q23 4Q23 1Q24 ACL - Allowance for Credit Losses $ ACL - Allowance for Credit Losses / Loans % $224,128 $224,119 ( $213 ) ( $2,878 ) ( $12,908 ) ( $341 ) $16,331 4Q23 ACL Loan Growth/ Mix Changes Unfunded Commitments NCOs Specific Reserve Model Impact/ NCO re-fill 1Q24 ACL 14 $ in millions $ in thousands

Member FDIC. © 2024 United Community Bank | ucbi.com 1Q24 INVESTOR PRESENTATION Exhibits

$20.7 $22.3 $22.1 $23.3 $23.3 $1.3 $0.8 1Q23 2Q23 3Q23 4Q23 1Q24 UCBI Acquisitions Deposit Trends x Deposits are granular with a $34 thousand average account size and are diverse by industry and geography x Business deposits of $8.7 billion and personal deposits of $11.4 billion in 1Q24 • The remaining $3.2 billion of deposits are predominantly comprised of public funds Deposit Mix Shift Customer Deposit Granularity $19,417 $19,613 $19,956 $20,594 $20,304 $72,650 $75,033 $75,865 $76,419 $77,546 1Q23 2Q23 3Q23 4Q23 1Q24 Personal Deposits Avg Acct Size Business Deposits Avg Acct Size 34% 31% 30% 28% 27% 66% 69% 70% 72% 73% 1Q23 2Q23 3Q23 4Q23 1Q24 Noninterest-bearing Deposits Interest-bearing Deposits 16 1Q24 Total Deposits $ in billions $ in actual

Average Deposit Costs 17 Average Balance Average Rate Average Balance Average Rate Average Balance Average Rate Average Balance Average Rate Average Balance Average Rate DDA $7.7 N/A $7.1 N/A $6.9 N/A $6.7 N/A $6.4 N/A NOW $4.5 1.59% $4.9 2.27% $5.3 2.67% $6.0 2.96% $6.1 3.06% MMDA $5.2 1.95% $5.2 2.58% $5.6 3.31% $5.8 3.49% $5.9 3.46% Savings $1.4 0.15% $1.3 0.22% $1.3 0.26% $1.2 0.24% $1.2 0.24% Time $2.3 2.13% $3.0 3.03% $3.5 3.55% $3.6 3.86% $3.6 4.02% Total Interest-bearing $13.7 1.71% $14.8 2.42% $15.9 2.91% $16.7 3.14% $16.8 3.21% Total deposits $21.4 1.10% $21.9 1.64% $22.8 2.03% $23.2 2.24% $23.2 2.32% 1Q23 2Q23 1Q24 $ in billions; rates annualized 3Q23 4Q23

Navitas Portfolio Net Charge - Offs & Weighted Average FICO Scores x Navitas represents 8% of total loans x Navitas ACL / Loans of 2.59% x Navitas 1Q24 NCOs of 1.66% annualized or $6.4 million x Of the $6.4 million of losses, $2.4 million came from the Long Haul Trucking segment as the book shrank to just $38 million x Excluding Long Haul Trucking losses, Navitas’ losses were 1.06% of total Navitas loans Navitas Performance $1,083 $1,148 $1,211 $1,281 $1,374 $1,447 $1,510 $1,534 $1,543 $1,544 8.89% 8.85% 8.80% 8.79% 8.88% 8.99% 9.12% 9.25% 9.30% 9.43% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% 10.00% $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 Navitas Loans $ Portfolio Yield % 18 0.74% 0.85% 0.32% 0.10% 0.31% 0.36% 0.50% 0.93% 0.69% 1.62% 2.05% 1.66% 745 748 750 750 751 751 752 752 754 755 756 757 1 101 201 301 401 501 601 701 801 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 2019 2020 2021 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 NCOs % - Navitas Weighted Average FICO - Total Portfolio $ in millions

1% 20% 25% 49% 6% Selected Portfolios – Office Note: Progress acquisition contributed $74 million of the increase in office loans outstanding from 4Q22 to 1Q23; Reclass of FNB SM office loans contributed $70 million of the increase in office loans outstanding from 3Q23 to 4Q23 19 Outstanding $818 million % of Total Loans 4.4% Average Loan Size $1.4 million Median Loan Size $582 thousand Largest Loan Size $12.3 million 30 + Days Past Due $220 thousand Special Mention $17.8 million Substandard Accruing $2.1 million Nonaccruals $693 thousand 1Q24 Portfolio Characteristics Investment CRE – Office $666 $683 $664 $661 $710 $722 $711 $785 $818 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 Substandard Special Mention Pass Investment CRE – Office Maturities by Year $ in millions Rate Structure 2024 2025 2026 2027 2028 2029 + Grand Total Fixed $33.3 $58.3 $67.6 $69.0 $59.5 $141.6 $429.3 Floating $32.7 $46.9 $51.7 $20.3 $42.5 $194.1 $388.3 Total $66.0 $105.3 $119.3 $89.3 $102.0 $335.7 $817.6 $ in millions

1% 20% 25% 49% 6% Selected Portfolios – Multi - Family 20 Outstanding $832 million Commitment $1.2 billion % of Total Loans 4.5% Largest Loan Size Commitment $34.5 million 30 + Days Past Due $0 Special Mention $0 Substandard Accruing $2.5 million Nonaccruals $0 1Q24 Portfolio Characteristics Investment CRE – Multi - family $ in millions Investment CRE – Multi - family Maturities by Year Rate Structure 2024 2025 2026 2027 2028 2029 + Grand Total Fixed $29.7 $27.7 $34.0 $49.2 $33.4 $47.2 $221.1 Floating $73.3 $204.9 $152.0 $112.0 $16.9 $51.7 $610.8 Total $103.0 $232.6 $185.9 $161.3 $50.3 $98.9 $831.9 $324 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 Substandard $ Special Mention $ Pass $ $ in millions $358 $394 $465 $572 $625 $742 $783 $832

1% 20% 25% 49% 6% Selected Portfolios – Senior Care $73 $65 $60 $79 $106 $106 $102 $113 $105 $144 $135 $124 $111 $91 $108 $102 $87 $97 $518 $465 $442 $408 $410 $394 $388 $382 $369 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 Substandard $ Special Mention $ Pass $ 21 Outstanding $369 million % of Total Loans 2.0% Average Loan Size $6.8 million Median Loan Size $5.7 million Largest Loan Size $21.3 million 30 + Days Past Due $0 Special Mention $97.0 million Substandard Accruing $76.3 million Nonaccruals $28.5 million $ in millions 1Q24 Portfolio Characteristics Investment CRE – Senior Care Investment CRE – Senior Care Maturities by Year Rate Structure 2024 2025 2026 2027 2028 2029 + Grand Total Fixed $23.1 $22.3 $34.1 $1.1 $0.0 $23.4 $104.0 Floating $151.9 $61.9 $28.5 $5.1 $9.0 $8.2 $264.6 Total $175.0 $84.3 $62.6 $6.2 $9.0 $31.6 $368.6 $ in millions

x Rate locks were $260 million compared to $223 million in 4Q23 x 92% of locked loans were fixed rate mortgages, which were either sold in 1Q24 or are contemplated to be sold once closed x Sold $126 million loans in 1Q24, up $12 million from $114 million sold in 4Q23 x The increase in the gain on sale margin was driven by a mix change towards higher margin FHA loans, as well as the cessation of certain customer incentives from last quarter Mortgage Locks & Sales Mortgage Locks - Purchase vs. Refinance Mortgage Activity Trends $335 $305 $304 $223 $260 $79 $131 $108 $114 $126 2.9% 2.8% 2.9% 2.4% 2.9% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% $0 $50 $100 $150 $200 $250 $300 $350 $400 1Q23 2Q23 3Q23 4Q23 1Q24 Mortgage locks $ Loans sold $ Gain on sale % 87% 86% 87% 87% 80% 13% 14% 13% 13% 20% 1Q23 2Q23 3Q23 4Q23 1Q24 Purchase Refinance 22 x Purchase volume remained the primary driver of originations at 80% of the total $ in millions

Footprint Focused on High-Growth MSAs in Southeast

Top 10 MSAs - % of Total Deposits



Myrtle Beach, SC
2.0%
Charlotte, NC
2.1%
Orlando, FL
2.3%
Knoxville, TN
2.8%
Gainesville, GA
3.2%
Raleigh, NC
3.7%
Miami, FL
5.3%
Nashville, TN
5.4%
Greenville, SC
8.8%
Atlanta, GA
21.9%

Fastest Growing Major Southeast MSAs (1)	UCBI's % of Total Deposits	'23 – '28 Proj. Pop. Growth %	'23 – '28 Proj. HHI. Growth %
1) Raleigh, NC	3.73%	7.40	11.77
2) Jacksonville, FL	0.52%	6.89	14.35
3) Orlando, FL	2.31%	6.35	10.63
4) Nashville, TN	5.43%	6.12	12.44
5) Charlotte, NC	2.07%	5.80	14.66
6) Tampa, FL	0.12%	5.19	11.68
7) Atlanta, GA	21.85%	4.68	14.16
8) Richmond, VA	--	3.88	12.78
9) Washington, DC	--	2.72	11.66
10) Virginia Beach, VA	--	2.25	14.75
11) Miami, FL	5.30%	1.95	10.76
12) Birmingham, AL	0.73%	1.60	10.87

Fastest Growing Mid-Sized Southeast MSAs (2)	UCBI's % of Total Deposits	'23 – '28 Proj. Pop. Growth %	'23 – '28 Proj. HHI. Growth %
1) Myrtle Beach, SC	2.04%	9.38	12.44
2) Winter Haven, FL	--	9.37	9.14
3) Fort Myers, FL	--	8.93	11.31
4) Sarasota, Fl	0.18%	7.73	12.11
5) Port St. Lucie, FL	0.12%	7.53	11.74
6) Fayetteville, AR	--	6.99	10.18
7) Daytona Beach, FL	--	6.56	10.27
8) Charleston, SC	1.10%	6.32	14.65
9) Huntsville, AL	1.71%	5.93	16.50
10) Melbourne, FL	0.11%	5.29	11.06
11) Greenville, SC	8.81%	4.74	12.63
12) Pensacola, FL	--	4.62	9.92
13) Durham, NC	--	4.52	13.77
14) Knoxville, TN	2.75%	4.10	11.62
15) Columbia, SC	0.21%	3.59	13.59

UCBI MSA Presence

(1) Includes MSAs with a population greater than 1,000,000
(2) Includes MSAs with a population between 500,000 and 1,000,000

23

Non-GAAP Reconciliation Tables

$ in thousands, except per share data

	1Q23	2Q23	3Q23	4Q23	1Q24
Noninterest Income					
Noninterest income - GAAP	$ 30,209	$ 36,387	$ 31,977	$ (23,090)	$ 39,587
Bond portfolio restructuring loss	-	-	-	51,689	-
Lease termination gain	-	-	-	-	(2,400)
Noninterest income - operating	$ 30,209	$ 36,387	$ 31,977	$ 28,599	$ 37,187
Expenses					
Expenses - GAAP	$ 139,805	$ 132,407	$ 144,474	$ 154,587	$ 145,002
Merger-related and other charges	(8,631)	(3,645)	(9,168)	(5,766)	(2,087)
FDIC special assessment	-	-	-	(9,995)	(2,500)
Expenses - operating	$ 131,174	$ 128,762	$ 135,306	$ 138,826	$ 140,415
Diluted Earnings Per Share					
Diluted earnings per share - GAAP	$ 0.52	$ 0.53	$ 0.39	$ 0.11	$ 0.51
Merger-related and other charges	0.06	0.02	0.06	0.04	0.01
Bond portfolio restructuring loss	-	-	-	0.32	-
FDIC special assessment	-	-	-	0.06	0.02
Lease termination gain	-	-	-	-	(0.02)
Diluted earnings per share - operating	$ 0.58	$ 0.55	$ 0.45	$ 0.53	$ 0.52
Book Value Per Share					
Book Value per share - GAAP	$ 25.76	$ 25.98	$ 25.87	$ 26.52	$ 26.83
Effect of goodwill and other intangibles	(8.17)	(8.15)	(8.17)	(8.13)	(8.12)
Tangible book value per share	$ 17.59	$ 17.83	$ 17.70	$ 18.39	$ 18.71
Return on Tangible Common Equity					
Return on common equity - GAAP	7.34 %	7.47 %	5.32 %	1.44 %	7.14 %
Merger-related and other charges	0.81	0.35	0.82	0.50	0.19
Bond portfolio restructuring loss	-	-	-	4.47	-
FDIC special assessment	-	-	-	0.86	0.23
Lease termination gain	-	-	-	-	(0.22)
Return on common equity - operating	8.15	7.82	6.14	7.27	7.34
Effect of goodwill and intangibles	3.48	3.53	2.89	3.31	3.34
Return on tangible common equity - operating	11.63 %	11.35 %	9.03 %	10.58 %	10.68 %

24

Non-GAAP Reconciliation Tables

$ in thousands, except per share data

	1Q23		2Q23		3Q23		4Q23		1Q24	
Return on Assets										
Return on assets - GAAP	0.95	%	0.95	%	0.68	%	0.18	%	0.90	%
Merger-related and other charges	-		-		-		0.06		0.03	
Bond portfolio restructuring loss	-		-		-		0.57		-	
FDIC special assessment	0.11		0.05		0.11		0.11		0.03	
Lease termination gain	-		-		-		-		(0.03)	
Return on assets - operating	1.06	%	1.00	%	0.79	%	0.92	%	0.93	%
Return on Assets to Return on Assets - Pre-tax Pre-provision										
Return on assets - GAAP	0.95	%	0.95	%	0.68	%	0.18	%	0.90	%
Income tax expense (benefit)	0.29		0.29		0.18		(0.04)		0.27	
(Release of) provision for credit losses	0.34		0.35		0.45		0.21		0.19	
Return on assets - pre-tax, pre-provision	1.58		1.59		1.31		0.35		1.36	
Merger-related and other charges	0.13		0.06		0.13		0.08		0.04	
Bond portfolio restructuring loss	-		-		-		0.75		-	
FDIC special assessment	-		-		-		0.15		0.04	
Lease termination gain	-		-		-		-		(0.04)	
Return on assets - pre-tax pre-provision - operating	1.71	%	1.65	%	1.44	%	1.33	%	1.40	%
Efficiency Ratio										
Efficiency ratio - GAAP	57.20	%	55.71	%	61.32	%	66.33	%	60.47	%
Merger-related and other charges	(3.53)		(1.54)		(3.89)		(2.47)		(0.87)	
FDIC special assessment	-		-		-		(4.29)		(1.05)	
Lease termination gain	-		-		-		0.00		0.60	
Efficiency ratio - operating	53.67	%	54.17	%	57.43	%	59.57	%	59.15	%
Tangible Common Equity to Tangible Assets										
Equity to assets ratio - GAAP	11.90	%	11.89	%	11.85	%	11.95	%	12.06	%
Effect of goodwill and intangibles	(3.36)		(3.31)		(3.33)		(3.27)		(3.25)	
Effect of preferred equity	(0.37)		(0.37)		(0.34)		(0.32)		(0.32)	
Tangible common equity to tangible assets	8.17	%	8.21	%	8.18	%	8.36	%	8.49	%

25

Glossary ACL – Allowance for Credit Losses MLO – Mortgage Loan Office ALLL – Allowance for Loan Losses MMDA – Money Market Deposit Account AOCI – Accumulated Other Comprehensive Income (Loss) MTM – Marked-to-market AUA – Assets Under Administration MSA – Metropolitan Statistical Area BPS – Basis Points MSR – Mortgage Servicing Rights Asset C&I – Commercial and Industrial NCO – Net Charge-Offs C&D – Construction and Development NIM – Net Interest Margin CECL – Current Expected Credit Losses NOW – Negotiable Order of Withdrawal CET1 – Common Equity Tier 1 Capital NPA – Non-Performing Asset CRE – Commercial Real Estate NSF – Non-sufficient Funds CSP – Customer Service Profiles OO RE – Owner Occupied Commercial Real Estate DDA – Demand Deposit Account PCD – Loans Purchased with Credit Deterioration EOP – End of Period PPP – Paycheck Protection Program EPS – Earnings Per Share PTPP – Pre-Tax, Pre-Provision Earnings FHA – Federal Housing Administration RBC – Risk Based Capital FTE – Fully-taxable equivalent ROA – Return on Assets GAAP – Accounting Principles Generally Accepted in the USA SBA – United States Small Business Administration IBL – Interest-bearing liabilities TCE – Tangible Common Equity ICS – Insured Cash Sweep USDA – United States Department of Agriculture KRX – KBW Nasdaq Regional Banking Index VA – Veterans Affairs LPO – Loan Production Office YOY – Year over Year 26